Exhibit 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of Achaogen, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended March 31, 2016, as filed with the Securities and Exchange Commission (the “Report”), Kenneth J. Hillan, President and Chief Executive Officer of the Company, and Zeryn M. Sarpangal, Vice President of Human Resources and Corporate Affairs of the Company, respectively, do each hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

•	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•	The information in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
Date: May 5, 2016

/s/ Kenneth J. Hillan
Kenneth J. Hillan
President and Chief Executive Officer (principal executive officer)

/s/ Zeryn M. Sarpangal
Zeryn M. Sarpangal Vice President of Human Resources and Corporate Affairs
(principal financial and accounting officer)